Exhibit 10.81

CERTIFICATE OF LIABILITY INSURANCE

ACORD®

DATE (MM/DD/YYYY): 04/22/2024

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME:		
Woodruff-Sawyer & Co. 50 California Street, Floor 12 San Francisco CA 94111 (415) 391-2141	PHONE (A/C, No, Ext): 415-391-2141	FAX (A/C, No): 415-989-9923	
	E-MAIL ADDRESS:		
	INSURER(S) AFFORDING COVERAGE		NAIC #
	INSURER A: Lloyd's of London		
INSURED	INSURER B: Lloyd's of London		
BitGo Holdings, Inc.* 2443 Ash Street Palo Alto, CA 94306	INSURER C:		
	INSURER D:		
	INSURER E:		
	INSURER F:		

COVERAGES **CERTIFICATE NUMBER:** **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	GENERAL LIABILITY COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $
A	Crime Coverage			B0146ERUSA2401032	04/01/24	04/01/25	Limit of Liability	$5,000,000
B	SPECIE			B0146ERUSA2401120	04/01/24	04/01/25	Limit of Liability	$250,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

-Evidence of Insurance Only

-*BitGo Trust Company, Inc., BitGo, Inc., BitGo GmbH, BitGo Europe GmbH, BitGo New York Trust, BitGo Singapore, Portum Capital, LLC, Harbor Digital Transfer Agent, LLC

CERTIFICATE HOLDER	CANCELLATION
BitGo Holdings, Inc. 2443 Ash Street Palo Alto, CA 94306 LOAN#:	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Zack Patterson

ID#:

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05)

The ACORD name and logo are registered marks of ACORD

CERTIFICATE HOLDER ACORD 25 (2010/05) CANCELLATION © 1988 - 2010 ACORD CORPORATION. All rights reserved. The ACORD name and logo are registered marks of ACORD COVERAGES CERTIFICATE NUMBER: REVISION NUMBER: NAME: SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS . DATE (MM/DD/YYYY) 04/03/2025 CERTIFICATE OF LIABILITY INSURANCE THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER . THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW . THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER . IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s). CONTACT PRODUCER Woodruff - Sawyer & Co. 50 California Street, Floor 12 San Francisco CA 94111 (415) 391 - 2141 FAX 415 - 989 - 9923 (A/C, No): PHONE 415 - 391 - 2141 (A/C, No, Ext): E - MAIL ADDRESS: NAIC # INSURER(S) AFFORDING COVERAGE INSURER A : Lloyd's of London INSURER B : Lloyd's of London INSURED BitGo Holdings, Inc.* 2443 Ash Street Palo Alto, CA 94306 INSURER C : INSURER D : INSURER E : INSURER F : THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED . NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES . LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS . LIMITS POLICY EXP (MM/DD/YYYY) POLICY EFF (MM/DD/YYYY) POLICY NUMBER SUBR WVD ADDL INSR TYPE OF INSURANCE INSR LTR $ EACH OCCURRENCE GENERAL LIABILITY $ DAMAGE TO RENTED PREMISES (Ea occurrence) COMMERCIAL GENERAL LIABILITY $ MED EXP (Any one person) CLAIMS - MADE OCCUR $ PERSONAL & ADV INJURY $ GENERAL AGGREGATE $ PRODUCTS - COMP/OP AGG GEN'L AGGREGATE LIMIT APPLIES PER: $ LOC PRO - JECT POLICY $ COMBINED SINGLE LIMIT (Ea accident) AUTOMOBILE LIABILITY $ BODILY INJURY (Per person) ANY AUTO $ BODILY INJURY (Per accident) SCHEDULED AUTOS NON - OWNED AUTOS ALL OWNED AUTOS HIRED AUTOS $ PROPERTY DAMAGE (Per accident) $ $ EACH OCCURRENCE OCCUR CLAIMS - MADE UMBRELLA LIAB EXCESS LIAB $ AGGREGATE $ RETENTIO N $ DED OTH - ER WC STATU - TORY LIMITS N / A WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below $ E.L. EACH ACCIDENT $ E.L. DISEASE - EA EMPLOYEE $ E.L. DISEASE - POLICY LIMIT Limit of Liability $5,000,000 Limit of Liability $250,000,000 04/01/26 04/01/26 04/01/25 04/01/25 B0146ERUSA2501032 B0146ERUSA2501120 Crime Coverage SPECIE A B DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required) - Evidence of Insurance Only - *BitGo Trust Company, Inc., BitGo, Inc., BitGo GmbH, BitGo Europe GmbH, BitGo New York Trust, BitGo Singapore, Portum Capital, LLC, Harbor Digital Transfer Agent, LLC BitGo Holdings, Inc. 2443 Ash Street Palo Alto, CA 94306 AUTHORIZED REPRESENTATIVE LOAN #: ID #:

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Certificate of Insurance Addendum

This document is provided as a matter of information only and confers no rights upon the holder. It does not amend, extend or alter the coverage afforded by the policy listed. It is provided as a summary only of the cover provided and is current only at the date of issue. The full particulars are contained in the policy, held by and for the express benefit of the Insured.

SUMMARY OF SPECIE INSURANCE

Coverage / Insuring Clauses: The Insurers shall indemnify the Insured for Insured Loss occurring during the Period of Insurance which renders the Cryptocurrency contained at the associated Public Address on the Blockchain unrecoverable as more fully described in the policy.

Summary of Exclusions (all more fully described in the policy):

1)  Theft or dishonesty by principal shareholder, partner, director, or officer who is not a Designated Custodian: Designated Custodian means those appointed employees who make up the Withdrawal Team as fully described to Underwriters.

2)  Loss from any act or default of any partner, employee, director or officer of the Insured, controlling more than 5% of the Insured.

3) Loss from the complete or partial non-payment or default upon any loan.

4) Loss from any trading.

5)  Loss or damage from Cryptocurrency Private Keys where the Storage Media was or at any time prior, had been connected to the internet or any external network.

6)  Loss or damage to and/or resulting from Cryptocurrency Private Keys which were not held on Storage Media and prior to the Storage Media being securely deposited at the Designated Premises.

7) Loss from network failure of a cryptocurrency cryptographic protocol.

8)  Loss from acts of a designated custodian occurring after the time any director or officer of the Insured first became aware of any act or acts of theft, fraud or dishonesty of such designated custodian.

9) Loss not discovered and notified to insurers within thirty days after the policy expiration date.

10) Consequential loss.

11) Money laundering.

12) War.

13) Radioactive contamination.

14) Mechanical breakdown.

15) Terrorism.

16) Sanctions.

SUMMARY OF CRIME INSURANCE

Coverage / Insuring Clauses:

1)	Employee Theft
2)	Premises
3)	Transit
4)	Third Party Computer and Funds Transfer Fraud
5)	Legal Fees, Costs & Expenses

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Summary of Exclusions (all more fully described in the policy):

1)	Loss resulting from fraud of director except to the extent that the director is deemed to be an Employee and only applies to where they own 15% or greater of issued share capital
2)	Loss caused by an Employee if an directors or officers are aware of prior theft or fraud
3)	Loss of income or profit not realized by the Assured.
4)	Loss of trade secrets, intellectual property
5)	Loss due to the giving or surrendering of physical Property in any legitimate exchange/purchase
6)	Any loss solely dependent upon an inventory or a profit and loss computation.
7)	Indirect or consequential loss of whatever nature
8)	War
9)	Radioactive contamination
10)	Arithmetical, accounting, or computing errors or omissions
11)	Mechanical failure, breakdown, programming errors, processing errors
12)	Circumstances or occurrences noticed to prior policies
13)	Default of a loan
14)	Payments or withdrawals to BitGo that are not settled
15)	Network failure of the cryptographic protocol

The following exclusions are applicable to Insuring Clauses 2 (Premises) and 3 (Transit) only:

1.	Forged or Fraudulently Altered or Counterfeit Property
2.	Loss or damage to Property while in the mail
3.	Kidnap/Ransom/Extortion
4.	Terrorism

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